RYDEX | SGI FUNDS

SECURITY EQUITY FUND
SECURITY INCOME FUND
SECURITY LARGE CAP VALUE FUND
SECURITY MID CAP GROWTH FUND
SBL FUND

SUPPLEMENT DATED SEPTEMBER 23, 2011 TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE ABOVE LISTED FUNDS AND THEIR UNDERLYING SERIES (THE "FUNDS"):

TRANSACTION

On September 21, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds' investment manager (the "Investment Manager") (the "Transaction"). Guggenheim Capital, LLC's subsidiary, Guggenheim Partners, LLC ("Guggenheim"), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Boards of Directors of the Funds (the "Boards") have called special meetings of shareholders (the "Meetings"), at which shareholders of each of the Funds of record as of October 3, 2011 will be asked to consider the approval of new investment management agreements between the Funds and the Investment Manager (the "New Agreements"). This is necessary because, under the Investment Company Act of 1940 (the "1940 Act"), the Transaction could result in the termination of the Funds' current investment management agreements with the Investment Manager (the "Current Agreements"). The terms of the New Agreements are substantially identical to the corresponding Current Agreements, except with respect to the date of execution.

Although certain current sub-advisory agreements also will terminate due to the Transaction, shareholders will not be asked to consider the approval of the corresponding new sub-advisory agreements at the Meetings, because the Investment Manager, Security Equity Fund and SBL Fund rely on an order from the Securities and Exchange Commission that permits them to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with the Investment Manager. Below are the list of Funds and corresponding new sub-advisory agreements that were approved by the Boards and are not subject to shareholder approval at the Meetings:

--------------------------------------------------------------------------------------------
   LIST OF FUNDS:                                 NEW SUB-ADVISORY AGREEMENT:
--------------------------------------------------------------------------------------------
   Security Equity Fund - Rydex | SGI Alpha       New Sub-Advisory Agreement between
   Opportunity Fund and SBL Fund - Series         Security Investors, LLC and Mainstream
   Z (Alpha Opportunity Series)                   Investment Advisers, LLC
--------------------------------------------------------------------------------------------
   SBL Fund - Series N (Managed Asset             New Sub-Advisory Agreement between
   Allocation Series)                             Security Investors, LLC and T. Rowe Price
                                                  Associates, Inc.
--------------------------------------------------------------------------------------------

PROPOSED CHANGES TO FUNDAMENTAL POLICIES OF CERTAIN FUNDS

In addition, the Board of SBL Fund also approved a change to Series N's current "fundamental investment policy" on diversification of investments. The 1940 Act requires shareholder approval to amend fundamental investment policies adopted by a mutual fund. Accordingly, at the Meetings, shareholders of the SBL Fund--Series N are being asked to consider the approval of a change to the Fund's "fundamental investment policy" relating to diversification of investments, which currently is more prohibitive than applicable law requires. This proposal is unrelated to the Transaction.

ELECTION OF BOARD MEMBERS

The Boards have also approved a proposal to elect seven individuals to the Boards. The Boards propose the election of the following nominees: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Director. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be beneficial to the Funds and their shareholders. However, for regulatory and governance reasons the term of Mr. Cacciapaglia, an "interested person" (as that term is defined for regulatory purposes), would not be effective until an additional non-interested Director is also appointed (or the balance is otherwise maintained). This search for an additional non-interested Director is still underway.

Information regarding the proposals will be contained in the proxy materials to be filed with the Securities and Exchange Commission ("SEC"). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC's website at http://www.sec.gov once filed.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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